UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 5, 2017
 __________________________
GATX Corporation
(Exact name of registrant as specified in its charter)
 __________________________

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Adams Street
Chicago, Illinois 60606-5314
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of GATX Corporation (the “Company”) held on May 5, 2017, the Company’s shareholders, upon the recommendation of the Board of Directors, approved the GATX Corporation Amended and Restated 2012 Incentive Award Plan (the “Restated Plan”), which was previously adopted by the Board of Directors, subject to the approval by the shareholders.  Such shareholder approval also served as approval for purposes of section 162(m) of the US Internal Revenue Code. The Restated Plan, among other things, (i) increased the number of shares of common stock reserved for issuance under the plan by 3,500,000 shares, (ii) modified the method by which full value shares are counted under the plan, (iii) added certain performance goals, (iv) adopted an annual limitation on compensation payable to non-employee directors, (v) prohibited the payment of dividends or dividend equivalents on any unvested awards, rather than only performance vesting awards and (vi) extended the plan’s term to February 21, 2027.

A more detailed description of the material terms of the Restated Plan, including the amendments, was included in our 2017 proxy statement filed with the Securities and Exchange Commission on March 24, 2017 (the “Proxy Statement”).  The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Restated Plan and are qualified by reference to the text of the Restated Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders voted on the following five proposals and cast their votes as described below.

Proposal 1 - Election of Directors

The ten individuals named below were elected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
Diane M. Aigotti	34,692,644	112,788	140,592	2,817,089
Anne L. Arvia	34,686,547	133,272	126,205	2,817,089
Ernst A. Häberli	34,608,869	195,635	141,040	2,817,089
Brian A. Kenney	33,920,014	902,151	123,859	2,817,089
James B. Ream	34,635,110	162,818	148,096	2,817,089
Robert J. Ritchie	34,653,584	151,135	141,305	2,817,089
David S. Sutherland	34,679,879	123,914	142,231	2,817,089
Casey J. Sylla	33,866,888	936,757	142,379	2,817,089
Stephen R. Wilson	34,653,975	167,215	124,834	2,817,089
Paul G. Yovovich	34,531,592	199,429	215,003	2,817,089

Proposal 2 - Advisory Resolution on Executive Compensation

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement, including the Compensation Discussion and Analysis and the Executive Compensation Tables, together with the narrative discussion related thereto, by the following vote:

For	Against	Abstain	Broker Non-Vote
33,761,004	924,712	260,308	2,817,089

Proposal 3 - Advisory Resolution on Frequency of Future Votes on Executive Compensation

The shareholders approved, on an advisory basis, a frequency of “every year” for future advisory votes on the compensation of the Company’s named executive officers by the following vote:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
31,011,520	163,521	3,598,638	172,345	2,817,089

Proposal 4 - Approval of the Company’s Amended and Restated 2012 Incentive Award Plan

The shareholders approved the Company’s Amended and Restated 2012 Incentive Award Plan by the following vote:

For	Against	Abstain	Broker Non-Vote
29,697,573	5,058,181	190,270	2,817,089

Proposal 5 - Ratification of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, by the following vote:

For	Against	Abstain
36,080,054	1,490,050	193,009

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

10.1	GATX Corporation Amended and Restated 2012 Incentive Award Plan (incorporated by reference to Appendix A of the Company’s Proxy Statement filed on March 24, 2017).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Robert C. Lyons
Robert C. Lyons
Executive Vice President and Chief Financial Officer
May 10, 2017